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                                                                   EXHIBIT 23.1




                             CONSENT OF INDEPENDENT AUDITORS
                                DELOITTE TOUCHE TOMAHTSU




The Board of Directors
Leading Edge Packaging, Inc.:


     We consent to the use of our report relating to the audited financial statements of Leading Edge Packaging, Inc. incorporated by reference into the Registration Statement on Form S-8 to which this consent is to be filed as an exhibit.


                                        DELOITTE TOUCHE TOMAHTSU


New York, New York
February 23, 1998